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                                                                    Exhibit 24.1

                                POWER OF ATTORNEY
      Teledyne Technologies Incorporated - 2001 Annual Report on Form 10-K


      The undersigned directors and officers of Teledyne Technologies Incorporated, a Delaware corporation ("TDY"), do hereby constitute and appoint John T. Kuelbs and Melanie S. Cibik, or either one of them, our true and lawful attorneys and agents, to execute, file and deliver the Annual Report on Form 10-K of TDY for its 2001 fiscal year ("Form 10-K"), in our name and on our behalf in our capacities as directors and officers of TDY as listed below, and to do any and all acts or things, in our name and on our behalf in our capacities as directors and officers of TDY as listed below, which said attorneys and agents, or either one of them, may deem necessary or advisable to enable TDY to comply with the Securities Exchange Act of 1934 and any rules, regulations and requirements of the Securities and Exchange Commission in connection with the Form 10-K (including without limitation executing, filing and delivering any amendments to the Form 10-K), and the undersigned do hereby ratify and confirm all that said attorneys and agents, or either one of them, shall do or cause to be done by virtue hereof.

      Witness the due execution hereof as of February 26, 2002.

        /s/ Robert Mehrabian             Chairman, President and Chief Executive
--------------------------------------   Officer (Principal Executive Officer)
Robert Mehrabian                         and Director

        /s/ Robert J. Naglieri           Senior Vice President and Chief
--------------------------------------   Financial Officer (Principal Financial
Robert J. Naglieri                       Officer)

        /s/ Dale A. Schnittjer           Vice President and Controller
--------------------------------------   (Principal Accounting Officer)
Dale A. Schnittjer

        /s/ Robert P. Bozzone            Director
--------------------------------------
Robert P. Bozzone

        /s/ Paul S. Brentlinger          Director
--------------------------------------
Paul S. Brentlinger

        /s/ Frank V. Cahouet             Director
--------------------------------------
Frank V. Cahouet

        /s/ Diane C. Creel               Director
--------------------------------------
Diane C. Creel

        /s/ Charles Crocker              Director
--------------------------------------
Charles Crocker

        /s/ C. Fred Fetterolf            Director
--------------------------------------
C. Fred Fetterolf

                                         Director
--------------------------------------
Paul D. Miller

        /s/ Charles J. Queenan, Jr.      Director
--------------------------------------
Charles J. Queenan, Jr.

       /s/ Michael T. Smith              Director
--------------------------------------
Michael T. Smith